Nature of Operations and Going Concern	12 Months Ended
Mar. 31, 2026
Nature of Operations and Going Concern [Abstract]
Nature of Operations and Going Concern
1.	Nature of Operations and Going Concern

Linear Minerals Corp. (“Linear Minerals” or the “Company”), formerly known as FE Battery Metals Corp, was incorporated on October 12, 1966 in the Province of British Columbia under the Business Corporations Act of British Columbia, and its principal business activity is the exploration of mineral properties in Canada and United States (“U.S”).

The Company’s head office and principal address is Suite 2421 – 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 3P3. The Company’s registered and records office is 25th Floor-700 West Georgia Street, Vancouver, B.C., Canada, V7Y 1B3.

On December 31, 2024, FE Battery Metals Corp. changed its name to Linear Minerals Corp. with a new trading symbol of ‘LINE’ on the Canadian Securities Exchange (LINE), the OTCBB Exchange (LINMF) and the Frankfurt Exchange (A4OY3E).

On August 1, 2025, Linear Minerals Corp. and Westlinear Minerals Corp. (“Westlinear”) entered into an arrangement agreement pursuant to which Westlinear would, through a series of transactions, acquire the Company’s Pontax West Lithium mineral property (the “Plan of Arrangement”). Under the terms of the arrangement agreement, Linear Mineral’s shareholders were issued one common share of Westlinear with respect to every 10 common shares of Linear Minerals owned on the share distribution record date of November 25, 2025 as determined by Linear’s Board of Directors.

On November 28, 2025, Linear Minerals completed the statutory arrangement under the Plan of Arrangement with Westlinear.

Pursuant to the arrangement agreement and on the payable date of November 28, 2025, the following occurred:

●	A total of 6,833,440 common shares of Westlinear were distributed to the Linear shareholders on a pro-rata basis. The Linear Minerals shareholders received one Westlinear share with respect to every 10 common shares of Linear held as at November 25, 2025;

●	Linear Minerals transferred the assets to Westlinear, being the Pontax West lithium property in Quebec; and

●	Westlinear became a reporting issuer in the provinces of British Columbia, Alberta, and Ontario.

The transaction was accounted for as a reorganization of entities under common control. Accordingly, the Pontax West lithium property was derecognized at its carrying amount of $37,500. No gain or loss was recognized on the transfer, and the carrying amount of the property transferred was recorded as a distribution to shareholders within equity.

As at March 31, 2026, the Company had cash of $330,676, a working capital deficiency of $657,582, incurred a net loss of $2,683,523 and used $1,274,144 in operating activities. The Company will need to raise additional financing as the Company’s current assets are not sufficient to finance its operations and administrative expenses. The Company is evaluating financing options including, but not limited to, the issuance of additional equity and debt. The Company has no assurance that such financing will be available or be available on favourable terms. Factors that could affect the availability of financing include the Company’s performance (as measured by numerous factors including the progress and results of its projects), the state of international debt and equity markets, investor perceptions and expectations and the global financial and metals markets. In addition to evaluating financing options, the Company has also implemented cost savings measures.

The financial statements have been prepared on the basis that the Company will continue as a going concern, which assumes that the Company will be able to meet its commitments, continue operations, and realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. These events and conditions indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern.